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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                    1-8676                   36-1058780
          --------                    ------                   ----------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
        of incorporation)                                   Identification No.)

 NUMBER ONE TANTALUM PLACE, NORTH CHICAGO, ILLINOIS               60064
 --------------------------------------------------               -----
           (Address of principal executive                      (Zip Code)
                     offices)


        Registrant's telephone number, including area code: (847) 689-4900


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Item 5.  Other Events.

On November 17, 2003, the United States District Court for the District of Delaware confirmed the Company's amended joint reorganization plan filed with the Bankruptcy Court on September 18, 2003. The Company issued the press release relating thereto, which report is attached to this report as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7.  Financial Statements and Exhibits.


Exhibit No.      Description
----------       -----------
99.1             Press release issued by Fansteel Inc., dated November 19, 2003.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FANSTEEL INC.

                                     By:  /s/ GARY L. TESSITORE
                                          -------------------------------------
                                     Name:  Gary L. Tessitore
                                     Title: Chairman, President and Chief
                                            Executive Officer


                                     By:  /s/ R. MICHAEL MCENTEE
                                          -------------------------------------
                                     Name:  R. Michael McEntee
                                     Title: Vice President and Chief
                                            Financial Officer


Dated:  November 20, 2003